UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8 K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
(“Exchange Act”)

Date of Report: August 29, 2014

AU MIN AFRICA PTY LTD
(Exact Name of Issuer as specified in its charter)

REPUBLIC OF SOUTH AFRICA (Country of Jurisdiction)	000 -14881 (Commission File No.)	98-1173718

PRINCIPAL OFFICE ADDRESS	CONTACT INFORMATION
CORP. HDQ: 4th Floor Hilda Chamber
Hilda Street, Hatfield
Pretoria, Gauteng
Republic of South Africa 0083
EXEC OFFICE: Brooklyn Bridge Office Park,
3rd Fl. Bldg. 2, 570 Fehrsen St, Pretoria,
Gauteng, South Africa 0083
Tel: (888) 785-1113 Fax: (888) 924-0718 R.S.A. Direct No. +2770 696 2095 Email: Executive@AuMinerals.biz ceolfredricm@auminerals.biz URL: www.AuMinerals.biz

FORMER NAME ADDRESS
GreenGold Ray Energies, Inc., Tennessee, U.S.A. Corporation
(Dissolved and Ceased to Exist by Merger on July 8, 2014)
1661 International Place Dr.
Suite # 400 PMB 9323, Colonnade Bldg.
Memphis, TN 38120, U.S.A.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. Below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a under the Exchange Act (17 CFR 240.14a)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A.	Rule as to Use of Form 8-K

           1.Form 8-K shall be used for current reports under Section 13 or 15(D) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports for  nonpublic information required to be disclosed by Regulations FD (17 CFR  243.100 and 243.101).

          2.Form 8-K may be used by registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12(b) or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials Pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than Rule 425( c ) requirement to include certain specified information in any prospectus filed pursuant to such rules. Such filing is also deemed to be filed pursuant to any rules for which the box is checked. A registrant is not required to check the box in connection with Rule 14a-12(b) or Rule 14d-2(b) if the communications is filed pursuant to Rule 425. Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections. See Note Tule 425, Rule 14a-2(b) and Instructions 2 to Rule 14d-2(b)(2).

SEC 873(01-12)
    Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       AU MIN AFRICA PTY LTD
                                                                       (CURRENT SURVIVING REGISTRANT NAME)

GreenGold Ray Energies, Inc.
                                                                                          (Previous Registrant Name)

Date August 27, 2014	Signed By:

                                                       AU MIN AFRICA PTY LTD
Surviving Corporation Name

/s/Lebogang Fredric Makololo
Lebogang Fredric Makololo, CEO
 (Signature)

AND

        GreenGold Ray Energies, Inc.
Non-Surviving Corporation Name

s/ Gil H, Salutim
                                                                                   Engr. Gil. H. Salutim, Overall CEO/COO
                  (Signature)

•	Print name and title of the signing officer under his signature

I.BRIEF ISSUER’S INFORMATION
The Name of the Corporation	AU MIN AFRICA PTY LTD Republic of South African Corporation
Primary SIC CODE	1040 Gold, Silver and Metal Ores 1041 Gold, Silver & other Precious Gems, Metals & Minerals Explorations
Secondary SIC CODE	1000 Metals Mining
Filing number issued to the corporation by the Companies Regulations 2011, the CIPC - The Companies and Intellectual Property Commission Of theRepublic of South Africa	File No. 720527477 Registration No. 2014/113831/07
The CUSIP Number issued to the corporation:	CUSIP No. S3141A 101 STOCK SYMBOL: GRYEF
The ISIN Number issued to the corporation:	ISIN # ZAU000013799
The Telephone Contact Numbers	Toll Free: 1(888) 785.1113 Direct No. +27 61216 3231 Or +27 72055 9922 Fax No. 1 (888) 924-0718
Contact Emails:	executive@auminerals.biz or ceolfredricm@auminerals.biz
The Company’s Website: URL	http://www.AuMinerals.biz
Transfer Agent	GreenGold Ray Energies Transfer Dept. TA # 36709 / Fins # 00349969 Address 4546 B10 El Camino Real, Suite # 288 Los Altos, CA 94022 U.S.A. Contact No. Tel: (888)352.4988 Email: ir@greengoldray.com

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 . Completion of Acquisition or Disposition of Assets

1.
  On July 8, 2014 GreenGold Ray Energies, Inc. State of Tennessee, U.S.A. SOS File # 741122 changed domicile and jurisdiction into the Republic of South Africa and changed name to: AU MIN AFRICA PTY LTD, subsequently, three (3) months after the conversion, termination and voluntary dissolution of GreenGold Ray Energies’ Texas Corporation; as a result of the Merger of GreenGold Ray Energies, Texas Corporation, the non-surviving corporation, ceased to exist on April 4, 2014. The Texas Corporation Merged into the new and Surviving State of Tennessee Jurisdiction of GreenGold Ray Energies.

2.
Effective Date of Corporate Action Set by FINRA- August 27, 2014: Please be advised that FINRA has received the necessary documentation to announce the below listed corporate action GreenGold Ray Energies (GRYE) and Issuer acting as own TA and is requesting action  GreenGold Ray Energies (GRYE) and Issuer acting as own TA  confirm that the following information relating to the corporate action is accurate.

Description of Corporate Action:
         Name Change to “AU MIN AFRICA PTY, LTD.”
         Domicile change to South Africa
         New CUSIP: S3141A101
         New Symbol: GRYEF
         Effective Date: 08/27/2014
         The Corporate Action will take effect at the open of business 08/27/2014. The new symbol will be GRYEF
         Daily List Announcement Date: 08/26/2014 of the name change of GreenGold Ray Energies (GRYE) to “AU MIN AFRICA PTY, LTD.” and domicile change to South Africa announced on FINRA’s Daily List.
         Transfer Agent responsible to process corporate action:   Issuer acting as own TA
         When shares will be available to Transfer Agent: 08/27/2014
         FINRA did not announce any share exchange.  In any event, the Ratio outlined below remains 1:1 for all holders described.

Please note that confirmation is requested from both action GreenGold Ray Energies (GRYE) and Issuer acting as own TA. Additionally, confirmations received after 12:30pm EST will be processed on the next business day.

Raj Jaghai
FINRA- Corporate Actions
9509 Key West Avenue
Rockville, MD 20850
Operations:  866.776.0800
Fax :  202.689.3533
otccorpactions@finra.org

3.
History: In March of 2014, three (3) Pioneering South African and two (2) Filipino Nationals entered into a mining business partnership and working alliances, decided to leverage a unique opportunity to start a precious metals and gems mining company in Africa. Partners are mining professional with relevant knowledge, management skills and experiences. All five (5) investors financed out of their own funds, acquisition of mining concessions, drilling to test and prepare the ground, purchase of equipment and employment of professions for the first time. To bring this mining operation from the drawing boards of operation has at times been quite a challenge, considering substantial efforts has been spent into finding the right mining professionals into obtaining mining license, alignment and support from regional and national government. The Company has successfully managed to overcome the start-up difficulties, brought the first mine into operation and even obtained a Rare Earth Minerals License and Gold Export License.

4.
AU MIN AFRICA PTY LTD (AU MIN AFRICA), is an international South African Mining Company which its primary purpose are to engage in processing, milling, concentrating, beneficiating, pelletizing, converting, smelting, treating, refining and preparing by whatsoever process all kinds of ores, minerals, and metals; to purchase, lease, locate or otherwise  acquire and operate plants and facilities for milling concentrating, beneficiating, pelletizing, converting, smelting, treating, refining and all other  process; to acquire, process, sell, export, or otherwise deal in ores, mineral and metals; and in general to carry on any other legal business of the general nature in connection with the foregoing, whether investments or otherwise holders, mine owners, land and water owners, and in general to carry on any other business of the same general nature in connection with the foregoing whether investments or otherwise, including to export mineral products in accordance with the law. (at least 60% for Export).

5.
AU MIN AFRICA PTY LTD (AU MIN AFRICA) is engaged in the mining of Precious Metals: such as Gold, Silver, Platinum, Copper; Precious Gems such as Diamond, Amethyst, Emeralds; and mining of all other Precious Metals and Minerals. The Company focuses on the mining exploration, development, processing, refining and production of gold, silver, platinum (unrefined, refined and bullion), plus the exploration and production of all other precious gems and metals, from small to medium to large scale mining operations with the re-development of existing and abandoned mining sites ergo converting these sites into profitable income-generating mining enterprise in most of the African Nations.

6.
The overall geological mineral reserves assets of AU MIN AFRICA PTY LTD is to exceed approx. 170,000t oz of Gold, 150 tons or 4,822,612t oz of Silver, 130,500,000tons or 287,700,300,000 lbs of Copper and 1Billion (1,000,000,000) or 2,204,6000,000,000 lbs of Nickel. At the current Gold price rate of approximately USD $1,321.00/troy ounce, the Silver price of $21.00 USD/troy ounce, the Copper price of USD $3.21/lb, and the Nickel price of USD $8.77/lb as of July 7, 2014. The estimated Total Gross Revenues for its geological mineral reserves are approximately to exceed more than $20.2 TrillionUSD ($20,200,923,807,852.00), over the lifetime of the investment.

7.
The Current Situation: The first alluvial mine started its operations and yielded 63.2 kilograms of Gold(2,033t oz) with an estimated market value of $2,684,113.00 USD with smooth production. The production will increase by 57% totalling to 99 kilograms. In 2015, an approximately 105 kilograms are expected to be produced. The overall total amount of gold to be produced within the period of mining operations since inception will be approximately 240 kilograms equivalent to 7,716t oz having an approximate market value of Ten Million One Hundred Ninety-Two Thousand, Eight Hundred Thirty-Six ($10,192,836.00) USD. This is relatively small quantity due to the fact that the financial means have been a challenge and concentrated on exploration of other mine sites during the initial phase. [Note: 1 kilogram = 32.150 troy ounce @ $1,321.00 /t oz as of July 7, 2014]

8.
AU MIN AFRICA PTY LTD strives to become the leading African Gold and Gems Producer which applies western standards of production and management. The Company envisaged the production level of 1.4 tons per annum to be successfully achieved within the next coming 12 to 24 months and the years, thereafter.

SECTION 3.0 . SECURITIES AND TRADING MARKETS

1.
ISSUER’S EQUITY SECURITIES - Pursuant to the provisions of Section 13 of the Companies Act 2008 and Regulations 14 of the Companies Regulations 2011, the CIPC – The Companies and Intellectual Property Commission of the Republic of South Africa, the corporation has amended, altered and modified and pursuant to the corporations’ Provisions of its ByLaws:

AU MIN AFRICA PTY LTD EQUITY SECURITIES	PAR NOMINAL VALUE	AUTHORIZED SHARES
COMMON Stocks	$0.100 USD	4,990,000,000
PREFERRED Stocks 1.Voting Rights only: (Equals to 100 Common Votes per 1 Preferred Share); 2. Non-Convertible to Common Shares	$1.00 USD	10,000,000
TOTAL STOCKS	AUTHORIZED BY THE CORPORATION	5,000,000,000

AU MIN AFRICA PTY LTD SECURITIES	TOTAL NUMBER OF COMMON ORDINARY SHARES
Confirmed Issued & Outstanding Before Merger Corporate Action	493,536,422
Adjusted Issued & Outstanding At Merger Corporate Action Public Float	497, 205, 903
Total Combined Issued & Outstanding At Merger Corporate Action Effective August 27, 2014	859,453,403

2.	FOR USA PRIMARY STOCK EXCHANGE- STOCK SYMBOL: GRYEF (CUSIP No. S3141A 101)

i.	The 175:1 Reverse Split announced earlier in the SEC 8K Filing dated July 28, 2014 was never completed and permanently cancelled.
ii.
Per Board Resolution and FINRA Acceptance: The Ratio of Share Exchange held by the existing shareholders is 1 for 1, excepting that for any GreenGold Ray Energies’ Shareholders holding four thousand (4,000) or fewer common shares will receive the minimum of 4,000 shares; no fractionated shares. The minimum total number of shares each shareholder will own is four thousand (4,000) rounded up to the nearest one (1) full share.

iii.
The CONFIRMED Issued and Outstanding common shares BEFORE MERGER Corporate Action passed by FINRA setting the effective date of the Corporate Action on August 27, 2014 are four hundred ninety-three million, five hundred thirty-six thousand, four hundred and twenty-two (493,536,422) held by the existing shareholders of GreenGold Ray Energies;

iv.
The current and ADJUSTED Issued and Outstanding common shares AT MERGER Corporate Action as of August 27, 2014 are four hundred ninety-seven million, two hundred five thousand, nine hundred and three (497,205,903) common shares held by the existing shareholders of GreenGold Ray Energies;

v.
The Total COMBINED and Current Issued and Outstanding common shares AT MERGER Corporate Action as of August 27, 2014, the effective date set by FINRA, are eight hundred fifty nine million, four hundred fifty-three thousand, four hundred and three (859,453,403) common shares held by the existing and current shareholders of the new surviving AU MIN AFRICA PTY LTD, a South African Corporation.

3.	FOR JSE SECONDARY STOCK EXCHANGE: AU MIN AFRICA LTD
                                                                                   (ISINNo. ZAU000013799)

i.
AU MIN AFRICA PTY LTD is eligible for Dual Listing: The Company is processing its registration-subscription in the higher stocks exchange to the U.S.A. Primary Listed Securities in the NASDAQ QMX Market and its Secondary Listed Securities in the Main Board of the Johannesburg Stock Exchange (JSE) of South Africa.

ii.
An Initial Public Offering (IPO) in the Main Board of the Johannesburg Stock Exchange (JSE) under dual listing as Secondary Listed Securities is being underwritten by an Accredited South African Sponsoring Broker for AU MIN AFRICA PTY LTD, to be offered for a period of six (6) months ending February 27, 2015.

iii.
Additional Incentive Common Shares for the Shareholders of AU MIN AFRICA PTY LTD: The Shareholders of AU MIN AFRICA PTY LTD are entitled to receive unrestricted common shares of AU MIN AFRICA LTD (ISIN No. ZAU000013799) at a 100:1 Ratio. All Shareholders of AU MIN AFRICA PTY LTD holding one hundred thousand (100,000) or fewer common shares will receive a minimum of One Thousand (1,000) free and clear Common Shares of AU MIN AFRICA LTD (ISIN No. ZAU000013799) after the 100:1 Conversion Ratio.

iv.
These are additional incentive common shares rewarded to all of the Shareholders of AU MIN AFRICA PTY LTD to be traded in the Main Board under the Secondary Stock Listing of the Johannesburg Stock Exchange (JSE). These common shares will be issued automatically at a later date as soon as the final subscription-registration confirmation from Johannesburg Stock Exchange (JSE) listing is completed.

ITEM 3.03 . Material Modification to Rights of a Certain Security Holder

I.
On July 3, 2013 GREENGOLD was issued a new CUSIP # 395257 20 7 for the Company’s re-organization: recapitalization and restructuring of its Shareholders Securities Equity Value, through Corporate Action of 175 for 1 reverse split on the common stocks with CUSIP # 395257 108, in order to reduce the massive issued and outstanding common shares of 16,493,536,422 and the reduction of the Total Authorized Common Stocks from 20,500,000,000 to 4,990,000,000. The 175:1 Reverse Split was never completed and was permanently cancelled due to the discovery of the discrepant common shares. After thorough review and strict due diligence by FINRA the 2,700,000,000 were  finally determined to be illegally converted on January 24, 2013 by the past Frisco, Texas Transfer Agent “Securities Transfer Corporation”, who allowed the illegal conversions of the Preferred Series “B” to common stocks.  The Texas TA found to be possibly in-cahoots in the hostile take-over of the Company by the incompetent and mismanagements of the Texas Group under Edgar Dimacali and his Jatropha Prime Energies, Inc.; thus the Board of Directors passed the resolution with the written consent and approval of the affected original beneficial stockholder of the stolen subject stock securities, thereby rendering the discrepant two billion seven hundred million (2,700,000,000) common shares to be cancelled, rendered invalid, null & void. Furthermore, the remaining outstanding Preferred Series “A” and “Series “B” were also made null and void; were cancelled for any future further conversions to common stocks by Edgar Dimacali’s Jatropha Prime Energies Inc. The Preferred Series “A” and “B” were further deleted from the books and records of AU MIN AFRICA PTY LTD.

II.
Accordingly, by Roberts’ Rules of Law and per Company’s By-Laws, rules and regulations, the failure to file appropriately the Certificate of Designations of the Preferred Series Stocks in the State of Texas by the past Texas’ management, these preferred series “A” and “B” stocks securities and the discrepant converted to common shares were rendered invalid, null and void thus were deleted and no longer included in the total issued and outstanding ordinary common shares as of August 8, 2014.

III.
For the final result, the total accurate and valid common shares held by the existing shareholders of GreenGold Ray Energies (CUSIP No. 395257 108) were 493,536,422 Before Merger to AU MIN AFRICA PTY LTD, verified and confirmed by FINRA and by the current Transfer Agent TA # 36709 effective August 8, 2014. The total Adjusted current issued and outstanding common shares of the existing shareholders of GreenGold Ray Energies (CUSIP No. 395257 108) At Merger were 497,205,903 common shares.

IV.
In lieu of the cancellations, rendering null and void and deletion of the discrepant 2,700,000,000 common shares plus all the remaining issued and outstanding Preferred Series “A” and “Series “B” owned by the affected original and beneficial stockholder of its stolen subject stock securities, an amicable resolution agreement between the Board of Directors of AU MIN AFRICA PTY LTD and the affected original owner and beneficial stockholder was made: to issue two percent (2.0%) Net Profit Sharing Distribution to the affected original owner and beneficial stockholder to start only once the Company becomes profitable.

V.
AU MARCGE MINERALS AG - As a result of the MERGERS’ completion between GreenGold Ray Energies (CUSIP No. 395257 108) and AU MIN AFRICA PTY LTD (CUSIP No. S31451A 101) that being the holding company of AU MIN AFRICA PTY LTD, all outstanding common shares of AU MARCGE MINERALS AG are now exchanged to the new Common shares of AU MIN AFRICA PTY LTD (CUSIP No. S31451A 101), no restrictions and no legends for both the USA Primary and JSE Secondary Stock Listing Exchanges.

VI.
Incentives to the dissolved and past ZNext Mining Shareholders: All the existing Shareholders of AU MARCGE MINERALS AG were entitled to convert and exchange all their issued common shares to unrestricted common shares of AU MIN AFRICA PTY LTD (CUSIP No. S31451A 101) at a ratio of 25:1. AU MARCGE MINERALS AG (the company that Acquired the dissolved ZNEXT Mining Corp. in 2012 (CUSIP No. 98975U 108 Common [ZNXT] and CUSIP No. 98975U 405 Preferred [ZNXPP] Shares) is the holding company of AU MIN AFRICA PTY LTD [CUSIP No. S23141A101]; thus as been passed on June 20, 2014 per Board Resolution and with written consent and approval from 2/3 votes of outstanding shares entitled to vote, are to exchange all issued and outstanding common shares held by its shareholders to the current common unrestricted shares of AU MIN AFRICA PTY LTD [CUSIP No. S23141A101: Stock Symbol: GRYEF] according to the following provisions:

     v.(1) 25:1 Conversion Ratio: That for every twenty-five (25) outstanding common  shares of AU Marcge Minerals AG are exchanged for one (1) unrestricted common share of AU MIN AFRICA PTY LTD [CUSIP No. S3141A 101]. All shares with One Hundred Thousand (100,000) or fewer will receive four thousand(4,000) new unrestricted common shares of AU MIN AFRICA PTY LTD. The minimum shares each shareholder will receive are four thousand (4,000) shares and rounded up to the nearest one (1) full share.
    v.(2)Conversion-Exchange of all shares held by the dissolved and past ZNext Mining Shareholdersmust convert/exchange their ZNEXT Mining common and preferred stocks into the Restricted common shares of AU Marcge Minerals AGfirst and foremost before the ZNXT Mining shares are converted to AU MIN AFRICA PTY LTD - Non-Restricted Common shares [CUSIP No. S3141A 101; Ticker Symbol: GRYE] based upon the following conversion ratios to AU Marcge Minerals AG common shares:
        v.(2)i 50:75 Conversion Ratio for Common Stocks with CUSIP No. 98975U108
        v.(2)ii 1:10,000 Conversion Ratio for Preferred Stocks with CUSIP No. 98975U 405

SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND
FINANCIAL STATEMENTS

ITEM 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completes Interim Review

To the knowledge of the current Surviving Primary Acquiring Firm’s Officers and Directors of AU MIN AFRICA PTY LTD, the Texas and Tennessee Corporations of GreenGold Ray Energies, the Issuer’s predecessors had not had revenues from operations from the last seven fiscal years (2007 to August 27, 2014); these were the years of developmental, re-organization, re-capitalization and restructuring stages of its shareholders’ equity capital, as the result and the effect of the past mismanagements of the terminated CEOs’ and its officers. The financial information reports from its predecessors - GreenGold Ray Energies (Stock Symbol: GRYE) and Waste Recovery Inc. (Stock Symbol: WRII) filed with the U.S. Securities and Exchange Commission from August 4, 1982 to July 8, 2014, if any, were not the true financial operating information about AU MIN AFRICA PTY LTD. The information reports were not made available thus the past predecessors’ reports filed with the U.S. Securities and Exchange Commission were not necessarily the true indication of the future operating results and/or the future financial condition of AU MIN AFRICA PTY LTD.

THE SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 The Founding Governing Board of Directors and Appointed Officers

Founding Governing Board of Directors & Officers
NAME	TITLE
Lebogang Fredric Makololo	CEO/ Director
Adv Mbogeni Christian Mateta	COO / Director
Mandla Blessing Nhlapo	President /Secretary/ Director
Anthony Persia Galvan	CFO/Treasurer/Director
Ariel Rigon Caleon, Esq.	Comptroller/Chairman

SECTION 8: OTHER EVENTS

SOUTH AFRICAN JURISDICTION & COMMISSION ACTS:
Companies and Intellectual Property Commission

        Per the Comptroller of Public Accounts of each foreign corporation, that according to the current records of that office confirmed and verified that AU MIN AFRICA PTY LTD of the Republic of South Africa, has filed all required reports for taxes administered by the Comptroller under Tax Code, and taxes reported due on those reports have been paid. The Certificates of Account Status Tax Payer were filed and the Tax Clearance Certificate is valid through 2015.

•
Legal Status of Company: That the corporation manifests its willingness to change to corporate name under the PUBLIC Corporation Status of Limited (Ltd) to read as: AU MIN AFRICA LTD; in the event another person, firm or entity has acquired a prior right to use the said firm name or one deceptively or confusingly similar to it.

•
Capitalization of Profit Companies: Section 35 (1) A share issued by a company is movable property, transferable in any manner; provided for or recognized by this Act or other legislation. A person is not, solely by reason of being an incorporator, shareholder of Shares of the company that have been issued and subsequently— (a) acquired by AU MIN AFRICA PTY LTD, the Primary Acquiring Company as contemplated in section 48 of the State of Tennessee, U,.S.A; or (b) surrendered to that company in the exercise of appraisal rights in terms of section 164, have the same status as shares that have been authorized and issued; or (c) that the shares issued by a pre-existing company, and held by a shareholder immediately before the effective date, continues to have all of the rights associated with it immediately before the effective date, irrespective of whether those rights existed in terms of the company’s Memorandum of Incorporation, or in terms of that Act, subject only to;

•
That the Board of Directors sworn that the Amendments to the Memorandum of Incorporation and Merger are true, accurate and complete translation of the Amendments to the Memorandum of Incorporation and Merger. Further, the consolidated amendments and revision are a true, accurate and complete representation of AU MIN AFRICA PTY LTD, the Primary Acquiring Company’s Memorandum of Incorporation and Merger, as altered and amended up to the date of this statement.

•
Validity of the Companies Action: That the Shareholders and any persons or any agencies dealing with the company in good faith, other than a director, or the prescribed officers of the company, are entitled to presume that the company, in making any decision in the exercise of its powers, has complied with all of the formal and procedural requirements in terms of the South African Companies Act 71 of 2008, its Memorandum of Incorporation, Merger and any rules of the company unless, in the circumstances, the person knew or reasonably ought to have known of any failure by the company to comply with any such requirement; and that under (8) Subsection (7) must be construed concurrently with, and not in substitution for, any relevant common law principle relating to the presumed validity of the actions of a company in the exercise of its powers.